UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2005



                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-25658                    84-1357927
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
            (Address of principal executive offices)      (ZIP Code)


     Registrant's telephone number, including area code: 011 (603) 7956 7026



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Condition

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

     On May 16, 2005, Secured Digital Applications, Inc. issued a press release announcing its unaudited financial results for first quarter ended March 31, 2005, in conjunction with the filing of its quarterly report on Form 10-QSB. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the `Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------


       (c)  Exhibits.

            99.1  Press release dated May 16, 2005.













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





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SECURED DIGITAL APPLICATIONS, INC.



                                       By: /s/ Patrick Soon-Hock Lim
                                           --------------------------
                                           Name: Patrick Soon-Hock Lim
                                           Title: Chairman & Chief Executive
                                           Officer


Date:  May 16 2005
















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





                               INDEX TO EXHIBITS


Exhibit No.             Description

Exhibit 99.1            Press release dated May 16, 2005






























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